Vanguard International Value Fund

Supplement to the Prospectus Dated February 22, 2018

Prospectus and Summary Prospectus Text Changes

Edinburgh Partners Limited (“Edinburgh Partners”), one of the advisors to Vanguard International Value Fund, has been acquired by Franklin Resources, Inc., a global investment management organization headquartered in San Mateo, California operating as Franklin Templeton Investments (“Franklin Templeton”). As a result of this acquisition, Edinburgh Partners is a wholly owned subsidiary of Franklin Templeton.

The acquisition of Edinburgh Partners will not result in a change in the nature or level of advisory services provided to the Fund, or an increase in the fees that the Fund pays for such services. The Fund’s investment objective, primary investment strategies, and primary risks have not changed.

Prospectus Text Changes

In the More on the Fund section, the following replaces similar text under the heading “Investment Advisors”:

• Edinburgh Partners Limited, 27–31 Melville Street, Edinburgh, EH3 7JF, Scotland, is an investment management firm. Edinburgh Partners is a wholly owned subsidiary of Franklin Resources, Inc., a global investment management organization headquartered in San Mateo, California operating as Franklin Templeton Investments. As of March 31, 2018, the Edinburgh Partners investment team managed approximately $10.1 billion in assets.

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Within the same section, the following replaces similar text:

Sandy Nairn, Investment Partner, Director, and Chief Executive of Edinburgh Partners. He has worked in investment management since 1985, has managed investment portfolios since 1986, has been with Edinburgh Partners since co-founding the firm in 2003, and has managed a portion of the Fund since 2008. Following the acquisition of Edinburgh Partners by Franklin Templeton Investments in 2018, Dr. Nairn also acts as Chairman of the Templeton Global Equity Group. Education: B.Sc. and Ph.D. in economics, University of Strathclyde/Scottish Business School.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 46A 052018

Vanguard Trustees’ Equity Fund

Supplement to the Statement of Additional Information Dated February 22, 2018

Important Text Changes to Vanguard International Value Fund

Edinburgh Partners Limited (“Edinburgh Partners”), one of the advisors to Vanguard International Value Fund, has been acquired by Franklin Resources, Inc., a global investment management organization headquartered in San Mateo, California operating as Franklin Templeton Investments (“Franklin Templeton”). As a result of this acquisition, Edinburgh Partners is a wholly owned subsidiary of Franklin Templeton.

The acquisition of Edinburgh Partners will not result in a change in the nature or level of advisory services provided to the Fund, or an increase in the fees that the Fund pays for such services. The Fund’s investment objective, primary investment strategies, and primary risks have not changed.

Statement of Additional Information Text Changes

In the Investment Advisory and Other Services section, the following replaces similar text under “II. Vanguard International Value Fund” on page B-48:

Edinburgh Partners is an investment management firm founded in 2003 and based in Edinburgh, Scotland. Dr. Sandy Nairn is one of the founders and is a Director and Chief Executive of Edinburgh Partners. Edinburgh Partners is a wholly owned subsidiary of Franklin Resources, Inc., a global investment management organization headquartered in San Mateo, California operating as Franklin Templeton Investments. Following the acquisition of Edinburgh Partners by Franklin Templeton Investments in 2018, Dr. Nairn also acts as Chairman of the Templeton Global Equity Group.

Within the same section, under “3. Description of Compensation,” the following replaces the text under that subsection:

Compensation is based on total reward, with bonus forming a significant element for partners; for others, base salary will form the major part of compensation. This bonus is paid from an operating profit bonus pool. The bonus element is related to all aspects of contribution to the objectives of the firm. For investment partners, the key driver is their research input and investment performance.

Typically, Edinburgh Partners aims to balance the mix of fixed compensation and variable compensation to reflect the value and responsibility attributable to each specific role. A proportion of variable compensation may be deferred from time to time and aligned to support the long-term performance of the company.

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Remuneration oversight is performed by the Board which is responsible for approving and implementing the aggregate remuneration policy as well as approving recommendations of the Head of Human Resources and Head of Regulatory & Operational Risk, including as to amounts to individual departmental managers. Individual awards are determined and approved as follows:

• Chief Executive - Compensation for the Chief Executive is determined in consultation with an appropriate nominated representative of Franklin Resources, Inc.

• Partners - Individual Partner compensation is determined by the Chief Executive.

• All other staff - Compensation for all other staff is proposed and approved by the Chief Operating Officer (with input from line managers, the Head of Human Resources and taking into account the results of annual performance appraisals and any other relevant factors).

In considering any compensation awards, the Board will receive input from the Regulatory and Operational Risk function if there are relevant matters to bring to the attention of the Board.

Also in the Investment Advisory and Other Services section, the first paragraph under “Duration and Termination of Investment Advisory Agreements” on page B-56 is replaced with the following two paragraphs:

The current investment advisory agreements with the unaffiliated advisors (other than with Edinburgh Partners for Vanguard International Value Fund) are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor (no prior written notice to ARGA), (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor (no prior written notice to ARGA), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

The investment advisory agreement with Edinburgh Partners for Vanguard International Value Fund, which is effective as of May 1, 2018, is binding for a two-year period. At the end of that two-year period, the agreement will become renewable for successive one-year periods, subject to the above conditions.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 46E 052018